FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1994-2

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------


Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


    Due Period Ending                                  January 31, 2000
    Determination Date                                 February 7, 2000
    Distribution Date                                  February 15, 2000

    Class A Accumulation Period ("Y" or "N")?                    N
    Class B Accumulation Period ("Y" or "N")?                    N
    Early Amortization Period ("Y" or "N")?                      N
    Class B Investor Amount paid in full ("Y" or "N")?           Y

 MASTER TRUST INFORMATION

 Receivables

 1.   The aggregate amount of Eligible Receivables as of the end of
      the last day of the relevant Due Period                                  $   1,255,666,158.75

 2.   The aggregate amount of Principal Receivables as of the end
      of the last day of the relevant Due Period                               $   1,228,043,194.17

 3.   The aggregate amount of Finance Charge Receivables as of
      the end of the last day of the relevant Due Period                       $      27,622,964.58

 4.   The aggregate amount of Discount Option Receivables as of
      the last day of the relevant Due Period                                  $               0.00

 5.   The Transferor Amount as of the end of the last day of the
      relevant Due Period                                                      $      90,942,351.63

 6.   The minimum Transferor Amount as of the end of the last
      day of the relevant Due Period                                           $         948,112.99

 7.   The Excess Funding Account Balance as of the end of the
      last day of the relevant Due Period                                      $               0.00

 8.   The aggregate principal balance of Receivables determined to be
      Receivables of Defaulted Accounts for the relevant Due Period            $       6,945,992.80

 9.   The aggregate amount of Recoveries for the relevant Due Period           $       1,027,093.31

 10.  The Default Amount for the relevant Due Period                           $       5,918,899.49

 Collections

 11.  The aggregate amount of Collections of Principal Receivables
      for the relevant Due Period                                              $     139,069,338.32

 12.  The aggregate amount of Collections of Finance Charge
      Receivables for the relevant Due Period                                  $      19,309,427.95

 13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
      Account for the relevant Due Period                                      $               0.00

 14.  The aggregate amount of Collections processed for the relevant
      Due Period (sum of lines 9+11+12+13)                                     $     159,405,859.58

 15.  The average Discount Percentage for the relevant Due Period              %              0.00%

 Invested Amounts

 16.  The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $               0.00
               b.  Class B                                                     $               0.00
               c.  Collateral Indebtedness Interest                            $       5,000,000.00
               d.  Class D                                                     $       6,000,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Invested Amount (sum of a - d)                        $      11,000,000.00

 17.  The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     125,597,543.20
               b.  Class B                                                     $      30,000,000.00
               c.  Collateral Indebtedness Interest                            $      39,000,000.00
               d. Class D                                                      $      15,000,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Invested Amount (sum of a - d)                        $     209,597,543.20

 18.  The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     162,000,000.00
               b.  Class B                                                     $      22,500,000.00
               c.  Collateral Indebtedness Interest                            $      29,250,000.00
               d.  Class D                                                     $      11,250,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Invested Amount (sum of a - d)                        $     225,000,000.00

 19.  The Series 1998-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     344,000,000.00
               b.  Class B                                                     $      45,600,000.00
                                                                                -------------------
                                                                                -------------------
               c.  Total Invested Amount (sum of a - b)                        $     389,600,000.00

 20.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     200,000,000.00
               b.  Class B                                                     $      26,000,000.00
                                                                                -------------------
                                                                                -------------------
               c.  Total Invested Amount (sum of a - b)                        $     226,000,000.00

 21.  The Series 1999-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $      72,000,000.00
               b.  Class B                                                     $       4,000,000.00
                                                                                -------------------
                                                                                -------------------
               c.  Total Invested Amount (sum of a - b)                        $      76,000,000.00

 22.  The aggregate Invested Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                      $   1,137,197,543.20

 Investor Amounts

 23.  The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $               0.00
               b.  Class B                                                     $               0.00
               c.  Collateral Indebtedness Interest                            $       5,000,000.00
               d. Class D                                                      $       6,000,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Investor Amount (sum of a - d)                        $      11,000,000.00

 24.  The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     216,000,000.00
               b.  Class B                                                     $      30,000,000.00
               c.  Collateral Indebtedness Interest                            $      39,000,000.00
               d.  Class D                                                     $      15,000,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Investor Amount (sum of a - d)                        $     300,000,000.00

 25.  The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     162,000,000.00
               b.  Class B                                                     $      22,500,000.00
               c.  Collateral Indebtedness Interest                            $      29,250,000.00
               d.  Class D                                                     $      11,250,000.00
                                                                                -------------------
                                                                                -------------------
               e.  Total Investor Amount (sum of a - d)                        $     225,000,000.00

 26.  The Series 1998-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     344,000,000.00
               b.  Class B                                                     $      45,600,000.00
               c.  Pre-Funding Account Balance                                 $               0.00
                                                                                -------------------
                                                                                -------------------
               d.  Total Investor Amount (sum of a - c)                        $     389,600,000.00

 27.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $     200,000,000.00
               b.  Class B                                                     $      26,000,000.00
                                                                                -------------------
                                                                                -------------------
               c.  Total Investor Amount (sum of a - b)                        $     226,000,000.00

 28.  The Series 1999-1 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                     $      72,000,000.00
               b.  Class B                                                     $       4,000,000.00
               c.  Pre-Funding Account Balance                                 $               0.00
                                                                                -------------------
                                                                                -------------------
               d.  Total Investor Amount (sum of a - c)                        $      76,000,000.00

 29.  The aggregate Investor Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                      $   1,227,600,000.00

 Series 1994-2 Allocation Percentages

 30.  The Fixed Percentage with respect to the relevant
      Due Period
               a.  Class A                                                     %              25.05%
               b.  Class B                                                     %               2.93%
               c.  Collateral Indebtedness Interest                            %               4.07%
               d.  Class D                                                     %               0.49%
               e.  Series 1994-2 Total                                                        32.53%

 31.  The Floating Percentage with respect to the relevant
      Due Period
               a.  Class A                                                     %               0.00%
               b.  Class B                                                     %               0.00%
               c.  Collateral Indebtedness Interest                            %               4.07%
               d.  Class D                                                     %               0.49%
               e.  Series 1994-2 Total                                                         4.55%

 Allocation of Collections

 32.  The Series 1994-2 allocation of Collections of Principal
      Receivables for the relevant Due Period (line 26 times
      line 11)
               a.  Class A                                                     $      34,831,567.13
               b.  Class B                                                     $       4,071,222.13
               c.  Collateral Indebtedness Interest                            $       5,654,475.18
               d.  Class D                                                     $         678,537.02
               e.  Series 1994-2 Total                                         $      45,235,801.47

 33.  The Series 1994-2 allocation of Collections of Finance
      Charge Receivables for the relevant Due Period (line 26
      times line 12)
               a.  Class A                                                     $               0.00
               b.  Class B                                                     $               0.00
               c.  Collateral Indebtedness Interest                            $         785,109.66
               d.  Class D                                                     $          94,213.16
               e.  Series 1994-2 Total                                         $         879,322.82

 Portfolio Yield and Delinquencies

 34.  The Portfolio Yield for the relevant Due Period (including
      Shared Excess Finance Charge Collections, if allocated)
      with respect to Series 1994-2                                            %               9.23%

 35.  The 3-month average Portfolio Yield for the three most recent
      Due Periods                                                              %              11.27%

 36.  The Base Rate for the relevant Due Period                                %               2.77%

 37.  The 3-month average Base Rate for the three most recent
      Due Periods                                                              %               5.17%

 38.  Average Portfolio Yield less average Base Rate                           %               6.10%

 39.  The amount of Shared Excess Finance Charge Collections allocable to Series 1994-2 with respect to any Finance Charge
      Shortfall in such Series for the relevant Due Period                     $               0.00

 40. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                    (a)     Delinquent 31 to 60 days                           $      25,405,476.24
                    (b)     Delinquent 61 to 90 days                           $      13,863,630.09
                    (c)     Delinquent 91 days or more                         $      25,976,149.40

 Determination of Monthly Interest

 41.  Class A Monthly Interest:
               a.  Class A Monthly Interest                                    $               0.00
               b.  Funds allocated and available to pay Class A
                   Monthly Interest for relevant Due Period (4.3a)             $               0.00
               c.  Class A Interest Shortfall (a less b)                       $               0.00
               d.  Class A Additional Interest                                 $               0.00

 42.  Class B Monthly Interest:
               a.  Class B Monthly Interest                                    $               0.00
               b.  Funds allocated and available to pay Class B
                   Monthly Interest for relevant Due Period (4.3b)             $          97,479.31
               c.  Class B Interest Shortfall (a less b)                       $               0.00
               d.  Class B Additional Interest                                 $               0.00

 43.  Collateral Monthly Interest and Class D Monthly Interest:
               a.  Collateral/Class D Monthly Interest                         $          55,290.27
               b.  Funds allocated and available to pay Collateral/
                   Class D Monthly Interest for relevant Due Period            $         879,322.82
               c.  Collateral/Class D Interest Shortfall (a less b)            $               0.00
               d.  Collateral/Class D Additional Interest                      $               0.00

 Determination of Monthly Principal

 44.  Class A Monthly Principal (pursuant to section 4.4a):
            (X)a.  Fixed Allocation Percentage of Principal Receivable
                   Collections + Shared - Reallocated Coll. Applied            $               0.00
            (Y)a.  Controlled Accumulation Amount                              $               0.00
               b.  Deficit Controlled Accumulation Amount                      $               0.00
               c.  Controlled Deposit Amount                                   $               0.00
            (Z)a.  Class A Invested Amount                                     $               0.00
      Class A Monthly Principal (the least of x,y,z)                           $               0.00

 45.  Class B Monthly Principal (pursuant to section 4.4b)
      (distributable only after payout of Class A)
            (X)a.  Fixed Allocation Percentage of Principal Receivable
                   Collections + Shared - Reallocated Collections
                   Applied - Class A Monthly Principal Applications            $               0.00
            (Y)a.  Controlled Accumulation Amount                              $               0.00
               b.  Deficit Controlled Accumulation Amount                      $               0.00
               c.  Controlled Deposit Amount                                   $               0.00
            (Z)a.  Class B Invested Amount                                     $               0.00
      Class B Monthly Principal (the least of x,y,z)                           $               0.00

 46.  Collateral Monthly Principal
               a.  pursuant to 4.4c (i) prior to occurrence of
                   Early Amortization or payment in full of the
                   Class B Investor Amount (optional)                          $               0.00
               b.  pursuant to 4.4c (ii) prior to occurrence of
                   Early Amortization or following the payment
                   in full of the Class B Investor Amount                      $       5,000,000.00

 47.  Class D Monthly Principal (pursuant to section 4.4d)
      (distributable only after CIA is paid in full)                           $               0.00

 Available Funds

 48.  Class A Available Funds
               a.  Class A Finance Charge allocation (line 31a)                $               0.00
               b.  Prior to Class B Principal Commencement Date, the
                   amount of Principal Funding and Reserve Account
                   Investment Proceeds for such Due Period                     $               0.00
               c.  Any amount of Reserve Account withdrawn and
                  included in Class A Available Funds (section 4.14d)          $               0.00
               d.  Class A Available Funds (sum a-c)                           $               0.00

 49.  Class B Available Funds
               a.  Class B Finance Charge allocation (line 31b)                $               0.00
               b.  On or After Class B Principal Commencement Date, the
                   amount of Principal Funding and Reserve Account
                   Investment Proceeds for such Due Period                     $          97,479.31
               c.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)         $               0.00
               d.  Class B Available Funds (sum a-c)                           $          97,479.31

 50.  Collateral Available Funds:
               a.  Collateral Finance Charge allocation (line 31c)             $         785,109.66

 51.  Class D Available Funds
               a.  Class D Finance Charge allocation (line 31d)                $          94,213.16

 Reallocated Principal Collections

 52.  Class D Subordinated Principal Collections (to the extent                $               0.00
      needed to fund Required Amounts)

 53.  Collateral Subordinated Principal Collections (to the extent             $               0.00
      needed to fund Required Amounts)

 54.  Class B Subordinated Principal Collections (to the extent                $               0.00
      needed to fund Required Amounts)

 55.  Total Reallocated Principal Collections                                  $               0.00

 Investor Default Amounts

 56.  Class A Investor Default Amount                                          $               0.00
                                                                               %               0.00%

 57.  Class B Investor Default Amount                                          $               0.00
                                                                               %               0.00%

 58.  Collateral Investor Default Amount                                       $         240,658.87
                                                                               %               5.78%

 59.  Class D Investor Default Amount                                          $          28,879.06
                                                                               %               5.78%

 60.  Aggregate Investor Default Amount                                        $         269,537.94
                                                                               %               5.78%
 Allocable Amounts for Series 1994-2

 61.  The Allocable Amount for Series 1994-2 as of the end of the
      relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
           Class A                                                             $               0.00
           Class B                                                             $               0.00
           Class C                                                             $         240,658.87
           Class D                                                             $          28,879.06
                                                                                -------------------
                                                                                -------------------
      Aggregate Allocable Amount                                               $         269,537.94

 Required Amounts for Series 1994-2

 62.  Class A Required Amount (section 4.5a)
               a.  Class A Monthly Interest for current Distribution
                   Date                                                        $               0.00
               b.  Class A Monthly Interest previously due but not
                   paid                                                        $               0.00
               c.  Class A Additional Interest for prior Due Period
                   or previously due but not paid                              $               0.00
               d.  Class A Allocable Amount                                    $               0.00
               e.  Class A Servicing Fee (if FNANB is no longer
                   servicer)                                                   $               0.00
               f.  Class A Available Funds                                     $               0.00
               g.  Class A Required Amount (sum of a-e minus f)                $               0.00

 63.  Class B Required Amount (section 4.5b)
               a.  Class B Monthly Interest for current Distribution
                   Date                                                        $               0.00
               b.  Class B Monthly Interest previously due but not
                   paid                                                        $               0.00
               c.  Class B Additional Interest for prior Due Period
                   or previously due but not paid                              $               0.00
               d.  Class B Servicing Fee (if FNANB is no longer
                   servicer)                                                   $               0.00
               e.  Class B Available Funds                                     $          97,479.31
               f.  Excess of Class B Allocable Amount over
                   funds available to make payments (section 4.8d)             $               0.00
               g.  Class B Required Amount ((sum of a-d) minus e               $
                   plus f)                                                                     0.00

 64.  Collateral/Class D Required Amount (section 4.5c,d)
               a.  Collateral/Class D Monthly Interest for current
                   Distribution date                                           $          55,290.27
               b.  Collateral/Class D Monthly Interest previously
                   due but not paid                                            $               0.00
               c.  Collateral/Class D Additional Interest for prior
                   Due Period or previously due but not paid                   $               0.00
               d.  Collateral/Class D Servicing Fee (if FNANB is
                   no longer servicer)                                         $               0.00
               e.  Collateral/Class D Available Funds                          $         879,322.82
               f.  Excess of Collateral/Class D Allocable Amount
                   over funds available to make payments                       $               0.00
               g.  Collateral/Class D Required Amount ((sum of
                   a-d) minus e plus f)                                        $               0.00

 Investor Charge-Offs

 65.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
      Amount and Class D Invested Amount
               a.  Class A                                                     $               0.00
               b.  Class B                                                     $               0.00
               c.  Collateral Indebtedness Amount                              $               0.00
               d.  Class D                                                     $               0.00

 66.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
      Invested Amount
               a.  Class B                                                     $               0.00
               b.  Collateral Indebtedness Amount                              $               0.00
               c.  Class D                                                     $               0.00

 67.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
               a.  Collateral Indebtedness Amount                              $               0.00
               b.  Class D                                                     $               0.00

 Servicing Fee
      (2% of total Invested Amount)
 68.  Class A Servicing Fee for the relevant Due Period                        $               0.00

 69.  Class B Servicing Fee for the relevant Due Period                        $               0.00

 70.  Collateral Servicing Fee for the relevant Due Period                     $           8,333.33

 71.  Class D Servicing Fee for the relevant Due Period                        $          10,000.00

 Enhancement
            (14% of total Invested Amount)
 72.  Required Enhancement Amount
               a. Invested Amount as of the last day of relevant Due
                   Period                                                      $      11,000,000.00
               b.  Required Enhancement Amount (line a times 14%)                      6,000,000.00

 73.  Enhancement Surplus
               a.  Amount on Deposit in the Cash Collateral Account            $               0.00
               b.  Collateral Indebtedness Amount                              $       5,000,000.00
               c.  Class D Invested Amount                                     $       6,000,000.00
               d.  Required Enhancement Amount                                 $       6,000,000.00
               e.  Enhancement Surplus ((sum of a-c)less d)                    $       5,000,000.00
               f.  Enhancement deficiency, deposit excess Finance
                   Charge to Cash Collateral Account                           $               0.00

 Reserve Account

 74.  Lowest historical 3 month average Portfolio Yield less 3 month
      average Base Rate (must be > 4%, or line 72 will adjust accordingly)     %               4.23%

 75.  Reserve Account Funding Date (based on line 71)                                08/15/98

 76.  Required Reserve Account Amount (after the Reserve Account
      Funding Date, 0.5% times the Class A/Class B Investor Amount)            $               0.00

 77.  Available Reserve Account Amount
               a.  Reserve Draw Amount (covered amount - p.f. proceeds)        $               0.00
               b. Reserve Account Investment Proceeds                          $             782.65
               c.  Amount on deposit in the Reserve Account at the end of the
                   relevant Due Period less Investment Proceeds                $         180,000.00
               d.  Required Reserve Account Amount (line 76)                   $               0.00
               e.  Available Reserve Account Amount (after Reserve Draw)       $               0.00
               f.  Required Reserve Account Deposit on Distribution Date       $               0.00
               g. Required Reserve Account Amount surplus                      $         180,000.00

 Principal Funding Account

 78.  Principal Funding Account Balance at the beginning of the Due Period     $      36,151,164.40

 79.  a.  Daily Deposits to the Principal Funding Account during the
            relevant Due Period                                                $               0.00
      b.  Principal Funding Account Investment Proceeds                        $          96,696.66

 80.  Withdrawals from the Principal Funding Account during the relevant
      Due Period                                                               $      36,151,160.40

 81.  Principal Funding Account Balance as of the last day of the
      relevant Due Period less Investment Proceeds.                            $               4.00

 82. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.




               IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of February, 2000


                                       FIRST NORTH AMERICAN NATIONAL BANK,
                                       as Servicer


                                       By ____________________________________
                                       Name:  Philip J. Dunn
                                       Title:  Vice President